Filed Pursuant to Rule 497(d)
Registration File No.: 333-214530

BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.

Supplement dated June 13, 2018 to the

Prospectus, dated December 20, 2017 of

BlackRock Floating Rate Income Strategies Fund, Inc.

This supplement amends certain information in the Prospectus (the “Prospectus”), dated December 20, 2017, of BlackRock Floating Rate Income Strategies Fund, Inc. (the “Fund”). Unless otherwise indicated, all other information included in the Prospectus that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus.

On June 13, 2018, the Investment Advisor announced changes to the Fund’s portfolio managers, effective August 31, 2018. The Fund’s portfolio managers as of August 31, 2018 are set forth below. Prior to August 31, 2018, the Fund will amend Item 9 and Item 21 of Part I of the Prospectus to reflect these changes.

Portfolio Manager	Title and Recent Biography
David Delbos	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2007 to 2011; Vice President of BlackRock, Inc. from 2005 to 2006
Mitchell S. Garfin, CFA	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2005 to 2008
Joshua Tarnow	Managing Director of BlackRock, Inc. since 2009; Senior Partner at R3 Capital
Carly Wilson	Director of BlackRock, Inc. since 2016; Vice President of BlackRock, Inc. from 2011 to 2015; Associate at BlackRock, Inc. from 2009 to 2010; Associate at R3 Capital Partners from 2008 to 2009; Associate at Lehman Brothers from 2004 to 2008
Abigail Apistolas, CFA	Associate of BlackRock, Inc. since 2016; Associate at Morgan Stanley from 2012 to 2016; Analyst at Morgan Stanley from 2012 to 2014.

Shareholders should retain this supplement for future reference